UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 25, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On June 25, 2013, Crosstex Energy, Inc. (the “Registrant”) issued a press release announcing that Crosstex Energy, L.P. (the “Partnership”) has re-activated its Black Run rail loading terminal located in Frazeysburg, Ohio (the “Black Run Press Release”).  On June 26, 2013, the Registrant issued a press release announcing that the Partnership has completed the Phase II expansion of its Riverside facility located on the Mississippi River in southern Louisiana (the “Riverside Press Release”). Copies of the Black Run Press Release and the Riverside Press Release are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibits shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibits is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated June 25, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 25, 2013, filed with the Commission on June 26, 2013).
99.2	—	Press Release dated June 26, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 25, 2013, filed with the Commission on June 26, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: June 26, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated June 25, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 25, 2013, filed with the Commission on June 26, 2013).
99.2	—	Press Release dated June 26, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 25, 2013, filed with the Commission on June 26, 2013).